Supplement to the
Fidelity Freedom K® Funds
May 29, 2010
Prospectus

Strategic Advisers may modify the target asset allocation strategy for any Fidelity Freedom K® Fund and modify the selection of underlying Fidelity funds for any Fidelity Freedom K® Fund from time to time. Fidelity Southeast Asia Fund is no longer an underlying fund for each Fidelity Freedom K® Fund.

FF-K-10-01 August 10, 2010
1.900382.103